TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica TS&W International Equity VP

MANAGEMENT

Effective and contingent upon the closing of the reorganization of Transamerica Global Equity into Transamerica International Equity, both series of Transamerica Funds, which, if the closing conditions are satisfied, is expected to close on or about December 10, 2021 (the “Closing”), Transamerica TS&W International Equity VP (the “portfolio”) will lower its management fee schedule as described below and the following changes will be made to the portfolio’s Prospectus, Summary Prospectus and Statement of Additional Information.

Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $250 million	0.77%
Over $250 million up to $1 billion	0.74%
Over $1 billion up to $2 billion	0.72%
Over $2 billion up to $6 billion	0.69%
Over $6 billion up to $8 billion	0.68%
In excess of $8 billion	0.66%

Effective and contingent upon the Closing, the following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica TS&W International Equity VP: Effective December 10, 2021, the management fee is 0.77% of the first $250 million; 0.74% over $250 billion up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; 0.68% over $6 billion up to $8 billion; and 0.66% in excess of $8 billion in average daily net assets. Prior to December 10, 2021, the management fee was 0.77% of the first $500 million; 0.75% over $500 million up to $1 billion; 0.72% over $1 billion up to $2 billion; 0.69% over $2 billion up to $6 billion; and 0.68% in excess of $6 billion in average daily net assets.

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Effective and contingent upon the Closing, the following information revises the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Portfolio Name	Percentage of Average Daily Net Assets
Transamerica TS&W International Equity VP

0.77% of the first $250 million

0.74% over $250 million up to $1 billion

0.72% over $1 billion up to $2 billion

0.69% over $2 billion up to $6 billion

0.68% over $6 billion up to $8 billion

0.66% in excess of $8 billion

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Investors Should Retain this Supplement for Future Reference

September 24, 2021